UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

LLC Interest Purchase Agreement

On December 15, 2015, Albany Molecular Research, Inc., a Delaware corporation (“AMRI” or the “Company”) and Brian W. Mulhall and Alan Weiss (the “Sellers”), as the members of Whitehouse Analytical Laboratories, LLC (“Whitehouse”), entered into a definitive LLC Interest Purchase Agreement (the “Purchase Agreement”) pursuant to which AMRI purchased 100% of Whitehouse’s membership interests from the Sellers (the “Transaction”) for $54 million in cash and an additional $2 million worth of AMRI common stock contingent upon Whitehouse achieving certain specified targets.

A copy of the Purchase Agreement will be filed as an exhibit to AMRI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which will be filed with the SEC in the first quarter of 2016. The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

The Company hereby amends its Form 8-K filed on December 21, 2015 to provide certain financial statements required by Item 9.01 of Form 8-K with respect to Whitehouse and pro forma condensed combined financial information with respect to the Company’s acquisition of Whitehouse.

Item 9.01 Financial Statements and Exhibits

(a)	Audited consolidated financial statements for Whitehouse as of and for the year ended December 31, 2014, and the unaudited financial statements of Whitehouse as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014, which are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01(a) by reference.

(b)	The unaudited pro forma condensed combined financial statements and related notes thereto of the Company at September 30, 2015 and for the nine months ended September 30, 2015 and the year ended December 31, 2014, giving effect to the Company’s acquisition of Whitehouse, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference. The audited consolidated financial statements for Gadea Grupo Farmaceutico, S.L. and its subsidiaries as of and for the years ended December 31, 2014, 2013, and 2012, and the unaudited financial statements of Gadea Grupo Farmaceutico, S.L. as of and for the six months ended June 30, 2015 and 2014 are incorporated by reference in this Item 9.01(b) as Exhibit 99.3 to this Current Report on Form 8-K/A in accordance with Article 11 of Regulation S-X.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements for Whitehouse Analytical Laboratories, LLC as of and for the year ended December 31, 2014, and unaudited financial statements of Whitehouse Analytical Laboratories, LLC as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014.

99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. at September 30, 2015 and for the nine months ended September 30, 2015 and the year ended December 31, 2014.

99.3

Audited consolidated financial statements for Gadea Grupo Farmaceutico, S.L. and Subsidiaries as of and for the years ended December 31, 2014, 2013, and 2012, and unaudited financial statements of Gadea Grupo Farmaceutico, S.L. and Subsidiaries as of and for the six months ended June 30, 2015 and 2014 (incorporated by reference to Exhibit 99.1 of Current Report on Form 8-K/A, as filed on October 1, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

Date: March 1, 2016	By:	/s/ Felicia I. Ladin
Felicia I. Ladin Senior Vice-President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements for Whitehouse Analytical Laboratories, LLC as of and for the year ended December 31, 2014, and unaudited financial statements of Whitehouse Analytical Laboratories as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014.

99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. at September 30, 2015 and for the nine months ended September 30, 2015 and the year ended December 31, 2014.

99.3	Audited consolidated financial statements for Gadea Grupo Farmaceutico, S.L. and Subsidiaries as of and for the years ended December 31, 2014, 2013, and 2012, and unaudited financial statements of Gadea Grupo Farmaceutico, S.L. and Subsidiaries as of and for the six months ended June 30, 2015 and 2014 (incorporated by reference to Exhibit 99.1 of Current Report on Form 8-K/A, as filed on October 1, 2015).